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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        DATE OF REPORT FEBRUARY 27, 2001
                        (Date of earliest event reported)




                               VISTEON CORPORATION
             (Exact name of Registrant as specified in its charter)



        Delaware                           1-15827                                 38-3519512
(State of incorporation)           (Commission File Number)            (I.R.S. employer identification no.)





    5500 Auto Club Drive, Dearborn, Michigan                          48126
    (Address of principal executive offices)                       (Zip code)



                                  (800)-VISTEON
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

     Visteon Corporation hereby avails itself of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

     Visteon may, from time to time, make forward-looking statements, including statements projecting, forecasting or estimating company performance and industry trends. The achievement of the projections, forecasts or estimates contained in the company's forward-looking statements is subject to certain risks and uncertainties, including the following:

- Changes in the operations (including products and product planning), financial condition, results of operations or market share of Visteon's customers, particularly its largest customer, Ford Motor Company.

- Changes in economic conditions, currency exchange rates or political stability in the major markets where Visteon procures materials, components or supplies or where its products are manufactured, distributed or sold, particularly a decline in the vehicle production rate in North America or Europe.

- Significant changes in the competitive environment in the major markets where Visteon procures materials, components or supplies or where its products are manufactured, distributed or sold.

- Legal and administrative proceedings, investigations and claims, including product liability, warranty, environmental and safety claims, and any recalls of products manufactured or sold by Visteon.

- Shortages of materials or interruptions in transportation systems, labor strikes, work stoppages or other interruptions to or difficulties in the employment of labor in the major markets where Visteon purchases materials, components or supplies to manufacture its products or where its products are manufactured, distributed or sold.

- Changes in laws, regulations, policies or other activities of governments, agencies and similar organizations that may tax or otherwise increase the cost of, or otherwise affect, the manufacture, licensing, distribution, sale, ownership or use of Visteon's products or assets.

- Visteon's ability to increase sales to customers other than Ford; to maintain current business with, and to win future business from, Ford; to generate cost savings to offset or exceed contractually- or competitively-required price reductions or price reductions to win additional business; to recover engineering and tooling costs; to streamline and focus its product portfolio; to sustain technological competitiveness; and to exit non-performing businesses on satisfactory terms, particularly due to limited flexibility under existing labor agreements.

- Other risks and uncertainties detailed from time to time in Visteon's Securities and Exchange Commission filings.

     If any of these risks and uncertainties develop into actual events, actual results and events may differ materially from those projected, forecasted or estimated. Please note that the risks and uncertainties mentioned above are not the only ones facing Visteon. Additional risks and uncertainties not presently known to Visteon or currently believed to be immaterial may also adversely affect Visteon's business.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VISTEON CORPORATION

Date: February 27, 2001                    By:    /s/ Stacy L. Fox
                                                  ---------------------
                                                  Stacy L. Fox
                                                  Senior Vice President,
                                                  General Counsel and Secretary